SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

     Date of Report (Date of earliest event reported): June 10, 2003

MESA AIR GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-15495	85-0302351

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

410 North 44th Street, Suite 700, Phoenix, Arizona	85008

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(602) 685-4000

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

Effective October 1, 2002, Mesa Air Group, Inc. (Mesa) realigned its external reporting structure to separately report four business segments. Prior to October 1, 2002, Mesa reported one segment.

The following items from Mesa’s Annual Report on Form 10-K for the fiscal years ended September 30, 2002, 2001 and 2000, respectively, have been reformatted to reflect the current segment structure of Mesa and are presented in Exhibit 99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c). Exhibits

23	Independent Auditors’ Consent
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Consolidated Financial Statements for the Years Ended September 30, 2002, 2001 and 2000

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MESA AIR GROUP, INC.

By:	/s/ JONATHAN G. ORNSTEIN

Jonathan G. Ornstein
Chairman and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ GEORGE MURNANE III

George Murnane III
Executive Vice President and CFO
(Principal Financial Officer)

Dated: June 10, 2003

     Signature page

EXHIBIT INDEX

Exhibit Number	Description

23	Independent Auditors’ Consent
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Consolidated Financial Statements for the Years Ended September 30, 2002, 2001 and 2000